              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 15, 2005

                     NAVISTAR FINANCIAL 2004-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            333-67112-06                               51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

            On August 15, 2005, the Registrant made available the
            Monthly Servicer Certificate for the Period of July 2005
            for the NAVISTAR FINANCIAL 2004-B OWNER TRUST,  which  is
            attached as Exhibit 20 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  August 25, 2005                    By:/s/ PAUL E. MARTIN
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-B Owner Trust
               Monthly Servicer Certificate #9, dated August 15, 2005

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                                EXHIBIT 20

                 Navistar Financial 2004 - B Owner Trust
                      For the Month of July 2005
                  Distribution Date of August 15, 2005
                         Servicer Certificate #9

Original Pool Amount                                                $398,463,516.43
Subsequent Receivables (transferred 11/17/04)                       $148,829,668.80
Subsequent Receivables (transferred 12/17/04)                       $151,771,733.07
Subsequent Receivables (transferred 01/18/05)                        $50,934,291.61
Beginning Pool Balance                                              $598,181,496.75
Beginning Pool Factor                                                     0.7975762

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)              $16,530,293.95
     Interest Collected                                               $3,457,122.29
     Mandatory Prepayments                                                    $0.00
Additional Deposits:

     Repurchase Amounts                                                 $549,863.28

     Liquidation Proceeds / Recoveries                                  $269,951.46
Total Additional Deposits                                               $819,814.74

Repos / Chargeoffs                                                      $374,900.29
Aggregate Number of Notes Charged Off                                            74

Total Available Funds                                                $20,735,899.54

Ending Pool Balance                                                 $580,797,770.67
Ending Pool Factor                                                        0.7743978

Servicing Fee                                                           $498,484.58
     memo: Servicer will allocate $1,500.00 of Servicing Fee
           as Administration Fee
Repayment of Servicer Advances                                           $71,331.44        ===================================
                                                                                            Memo Item - Reserve Account
Reserve Account:                                                                            Opening balance    $17,945,444.90
                                                                                            + Trans Base                $0.00
     Beginning Balance  (see Memo Item)                              $19,283,659.56         + Sub Sale 3                $0.00
     Target Percentage                                                        3.00%         + Invest. Income       $48,829.17
     Target Balance                                                  $17,423,933.12         + Excess Service    $1,289,385.49
     Specified Yield Supplement Amount                                        $0.00         + Transfer (to)
     Specified Yield Supplement Amount                                        $0.00            Collections Acct          $0.00
     Specified Reserve Account Balance                               $17,423,933.12                             --------------
     Minimum Balance                                                 $14,999,984.20          Beginning Balance  $19,283,659.56
     (Release) / Deposit                                             ($1,859,726.44)         ==================================
     Ending Balance                                                  $17,423,933.12
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Current Weighted Average APR:                                               6.958%
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Current Weighted Average Remaining Term (months):                            44.86
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Delinquencies                                                              Dollars    Notes
                             Installments: 1 - 30 days                2,489,042.34    2,303
                                           31 - 60 days                 479,457.70      477
                                           60+  days                    120,826.98       90

                                    Total:                            3,089,327.02    2,329
                                 Balances: 60+  days                  1,745,985.02       90

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Navistar Financial 2004 - B Owner Trust
For the Month of July 2005                                            NOTES                                CLASS B        CLASS C
                           TOTAL         CLASS A - 1     CLASS A - 2     CLASS A - 3      CLASS A - 4       NOTES          NOTES
                       $750,000,000.00 $113,000,000.00 $240,000,000.00 $183,000,000.00 $169,000,000.00 $26,250,000.00 $18,750,000.00
Original Pool Amount

Distributions:
      Distribution Percentages  (1)               0.00%          94.00%           0.00%           0.00%          3.50%         2.50%

      Coupon                                    2.2000%         2.7200%         3.1300%         3.5300%        3.3900%       3.9300%

Beginning Pool Balance $598,181,496.75
Ending Pool Balance    $580,797,770.67

Collected Principal     $17,008,825.79
Collected Interest       $3,457,122.29
Charge - Offs              $374,900.29
Liquidation Proceeds
     /Recoveries           $269,951.46

Servicing &
    Administration Fee     $498,484.58
Investment Earnings
    from Pre-Funding Acct.       $0.00
Cash Transfer from
    Negative Carry Acct.         $0.00
Cash Transfer from
    Pre-Funding Acct.            $0.00
Cash Transfer from
    Reserve Account              $0.00
Total Collections Avail
    for Debt Service    $20,237,414.96

Beginning Balance      $598,181,496.75           $0.00 $203,510,606.95 $183,000,000.00 $169,000,000.00 $24,891,430.02 $17,779,459.78

Interest Due (2)         $1,564,303.40           $0.00     $461,290.71     $477,325.00     $497,141.67     $70,318.29     $58,227.73
Interest Paid            $1,564,303.40           $0.00     $461,290.71     $477,325.00     $497,141.67     $70,318.29     $58,227.73
Principal Due           $17,383,726.08           $0.00  $16,340,702.51           $0.00           $0.00    $608,395.65    $434,627.92
Mandatory Prepayments
      Class A-1 only             $0.00           $0.00
Principal Paid          $17,383,726.08           $0.00  $16,340,702.51           $0.00           $0.00    $608,395.65    $434,627.92

Ending Balance         $580,797,770.67           $0.00 $187,169,904.44 $183,000,000.00 $169,000,000.00 $24,283,034.37 $17,344,831.86
Note/Certificate Pool Factor (Ending
     Balance/Original Poole Amt)            0.00000000       0.7798746       1.0000000       1.0000000      0.9250680      0.9250577

Total Distributions     $18,948,029.47           $0.00  $16,801,993.22     $477,325.00     $497,141.67    $678,713.94    $492,855.65

Interest Shortfall               $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing (see Memo Item
     -Reserve Acct Bal   $1,289,385.48

Beginning Reserve
     Acct Balance       $19,283,659.56
(Release) / Draw        ($1,859,726.44)
Ending Reserve
     Acct Balance       $17,423,933.12

 (1)(a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.  (b) 94.00% of any amount remaining after the application of funds in clause (a) to the remaining Class A Notes sequentially until the Class A Notes are paid in full.
    (c) 58.33% of any amount remaining after the application of funds in clauses (a) and  (b) to the Class B Notes until the
     Class B Notes are paid in full.  (d) Any amount remaining after the application of funds in clauses (a), (b) and (c) to the
     Class C Notes until the Class C Notes are paid in full.
 (2)Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest for first settlement based off 28 days, from 11/17/04 to, but excluding, 12/15/04.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
========================================================
Memo Item - Advances:
   Servicer Advances - Current Month       ($71,331.44)
   Total Outstanding Servicer Advances   $2,708,844.17
=======================================================

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Navistar Financial 2004 - B Owner Trust
For the Month of July 2005

Trigger Events:  A)  Loss Trigger
                 B)  Delinquency Trigger
                 C)  Noteholders Percent Trigger

                                          5               4             3               2               1               0
                                        Feb-05          Mar-05        Apr-05          May-05          Jun-05          Jul-05
Remaining Gross Balance            $778,695,303.30   $757,011,197.42 $735,891,003.27 $714,248,420.42 $692,817,261.21 $672,369,361.44

A)   Loss Trigger:

Principal of Contracts Charged         $190,472.99       $175,453.84     $275,066.43     $588,683.54     $325,584.25     $374,900.29

Recoveries                                   $0.00       $182,678.26     $130,073.08     $217,631.33     $273,492.29     $269,951.46

Total Charged Off (Months 5, 4, 3)     $640,993.26
Total Recoveries (Months 3, 2, 1)      $621,196.70
                                   ----------------
Net Loss / (Recoveries) for 3 Mos       $19,796.56(a)

Total Balance (Months 5, 4, 3)   $2,271,597,503.99(b)

Loss Ratio Annualized [(a/b)*(12)]          0.0105%

Trigger:  Is Ratio > 1.5%                   No
                                                                                May-05         Jun-05          Jul-05
B)   Delinquency Trigger:                                                    $1,685,164.75  $1,973,746.83   $1,745,985.02
     Balance delinquency 60+ days                                              0.23594%       0.28489%        0.25968%
     As % of Beginning Pool Balance                                            0.21120%       0.23470%        0.26017%
     Three Month Average

     Trigger:  Is Average > 2.0%            No

C)   Noteholders Percent Trigger:          2.3232%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                 No

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